Exhibit 99.1

Desktop Metal Announces First Quarter 2023 Financial Results

May 10, 2023

●	Revenue of $41.3 million, with a growing number of repeat purchases from customers with multi-machine fleets of our Additive Manufacturing 2.0 systems
●	Cost reduction plan delivered significant year-over-year improvements to adjusted EBITDA and operating cash flow in first quarter 2023
●	Combined $100 million in annualized savings from cost reduction plans remain on-track in order to reduce expense structure, expand margins, and drive to profitability
●	Reaffirming full year 2023 guidance of revenue between $210 to $260 million, and adjusted EBITDA between $(50) to $(25) million, with expectation to achieve adjusted EBITDA breakeven before year end 2023

BOSTON – Desktop Metal, Inc. (NYSE: DM) today announced its financial results for the first quarter ended March 31, 2023.

“Desktop Metal is off to a solid start to 2023 following very strong growth last year,” said Ric Fulop, Founder and CEO of Desktop Metal. “Customer demand trends for our unique portfolio of AM 2.0 mass production solutions remain resilient, despite an unsteady macro environment, giving us confidence in our growth projections for this year. Additionally, we’ve made significant progress on our cost reduction efforts initiated last year and expanded in February 2023. Going forward, we expect to demonstrate continued reductions in our cost structure in order to expand margins and deliver on our adjusted EBITDA commitments. We believe we can differentiate ourselves as we navigate a difficult economic backdrop relative to our industry peers.”

First Quarter 2023 and Recent Business Highlights:

●	Continued and expanded the cost reduction plan announced in 2022 to add an additional $50 million in annualized savings, as announced in February 2023, after successfully completing $50 million in annualized savings in 2022. Total combined $100 million in annualized cost savings remain on-track in order to reduce expense structure, expand margins, and drive to profitability
●	Expanding customer relationships with a growing number of high adoption Super Fleet customers, or those with three or more AM 2.0 printing systems. We now have more than 370 Super Fleet customers producing a high volume of end-use parts
●	Continued progress on Production SystemTM platforms including expanding relationships with various consumer electronics customers, a segment we believe we can generate eight figures of revenue over next 18 months
●	Launched Live SuiteTM, a highly differentiated end-to-end software hub delivering generative AI solutions for AM 2.0
●	Expanded technical ceramic offerings across our portfolio of binder jet systems, where we're seeing increasing adoption for silicon carbide applications
●	Continued expansion of leading production materials library including Copper Alloy C18150 and Titanium Alloy Ti64 on the Production SystemTM and 304L Stainless Steel on the Shop SystemTM

First Quarter 2023 Financial Highlights:

●	Revenue of $41.3 million, down 5.5% from first quarter 2022 revenue of $43.7 million
●	GAAP gross margin of (3.3)%; non-GAAP gross margin of 18.0%, an improvement of 90 basis points from first quarter 2022
●	GAAP net loss of $52.6 million including $10.4 million amortization of acquired intangibles; non-GAAP net loss of $27.7 million
●	Adjusted EBITDA of $(24.4) million, an improvement of $17.1 million from first quarter 2022
●	Cash, cash equivalents, and short-term investments of $149.8 million as of March 31, 2023

Financial Outlook:

●	Reaffirming revenue expectation of between $210 to $260 million for full year 2023
●	Reaffirming Adjusted EBITDA expectation of between $(50) to $(25) million for full year 2023, with expectation to achieve Adjusted EBITDA breakeven before year end 2023

Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts. See “Non-GAAP Financial Information.”

Conference Call Information:

Desktop Metal will host a conference call on Wednesday, May 10, 2023 to discuss first quarter 2023 results. Participants may access the call at 1-877-407-4018, international callers may use 1-201-689-8471, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal (NYSE:DM) is driving Additive Manufacturing 2.0, a new era of on-demand, digital mass production of industrial, medical, and consumer products. Our innovative 3D printers, materials, and software deliver the speed, cost, and part quality required for this transformation. We’re the original inventors and world leaders of the 3D printing methods we believe will empower this shift, binder jetting and digital light processing. Today, our systems print metal, polymer, sand and other ceramics, as well as foam and recycled wood. Manufacturers use our technology worldwide to save time and money, reduce waste, increase flexibility, and produce designs that solve the world’s toughest problems and enable once-impossible innovations. Learn more about Desktop Metal and our #TeamDM brands at www.desktopmetal.com.

Forward-looking Statements:

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in these communications, including statements regarding Desktop Metal’s future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations, are forward-looking statements. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to risks associated with the integration of the business and operations of acquired businesses, our ability to realize the benefits from cost saving measures, and supply and logistics disruptions, including shortages and delays. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 10-Q filed with the SEC on May 10, 2023, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations:

Jay Gentzkow

jaygentzkow@desktopmetal.com

(781) 730-2110

Media Relations:

Sarah Webster

sarahwebster@desktopmetal.com

(313) 715-6988

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(in thousands, except share and per share amounts)

	March 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$101,252	$76,291
Current portion of restricted cash	4,595	4,510
Short-term investments	48,554	108,243
Accounts receivable	35,603	38,481
Inventory	98,221	91,736
Prepaid expenses and other current assets	21,067	16,325
Assets held for sale	6,871	830
Total current assets	316,163	336,416
Restricted cash, net of current portion	612	1,112
Property and equipment, net	45,262	56,271
Goodwill	113,571	112,955
Intangible assets, net	210,117	219,830
Other noncurrent assets	28,461	27,763
Total Assets	$714,186	$754,347
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$21,988	$25,105
Customer deposits	12,300	11,526
Current portion of lease liability	6,106	5,730
Accrued expenses and other current liabilities	28,026	26,723
Current portion of deferred revenue	14,639	13,719
Current portion of long-term debt, net of deferred financing costs	403	584
Total current liabilities	83,462	83,387
Long-term debt, net of current portion	252	311
Convertible notes	112,017	111,834
Lease liability, net of current portion	17,679	17,860
Deferred revenue, net of current portion	3,965	3,664
Deferred tax liability	8,074	8,430
Other noncurrent liabilities	3,167	1,359
Total liabilities	228,616	226,845
Commitments and Contingencies (Note 17)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 320,477,686 and 318,235,106 shares issued at March 31, 2023 and December 31, 2022, respectively, 320,401,389 and 318,133,434 shares outstanding at March 31, 2023 and December 31, 2022, respectively	32	32
Additional paid-in capital	1,883,764	1,874,792
Accumulated deficit	(1,361,596)	(1,308,954)
Accumulated other comprehensive loss	(36,630)	(38,368)
Total Stockholders’ Equity	485,570	527,502
Total Liabilities and Stockholders’ Equity	$714,186	$754,347

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2023	2022
Revenues
Products	$36,697	$39,476
Services	4,619	4,230
Total revenues	41,316	43,706
Cost of sales
Products	38,891	41,902
Services	3,789	3,132
Total cost of sales	42,680	45,034
Gross profit (loss)	(1,364)	(1,328)
Operating expenses
Research and development	23,144	24,605
Sales and marketing	9,607	19,689
General and administrative	18,202	23,857
Total operating expenses	50,953	68,151
Loss from operations	(52,317)	(69,479)
Interest expense	(811)	32
Interest and other (expense) income, net	(71)	(1,753)
Loss before income taxes	(53,199)	(71,200)
Income tax benefit	557	1,256
Net loss	$(52,642)	$(69,944)
Net loss per share—basic and diluted	$(0.16)	$(0.22)
Weighted average shares outstanding, basic and diluted	319,095,656	312,016,627

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(in thousands)

	Three Months Ended
	March 31,
	2023	2022
Net loss	$(52,642)	$(69,944)
Other comprehensive (loss) income, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	189	12
Foreign currency translation adjustment	1,549	(11,047)
Total comprehensive (loss) income, net of taxes of $0	$(50,904)	$(80,979)

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

(in thousands, except share amounts)

	Three Months Ended March 31, 2023
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2023	318,133,434	$32	$1,874,792	$(1,308,954)	$(38,368)	$527,502
Exercise of Common Stock options	495,876	—	597	—	—	597
Vesting of restricted Common Stock	25,375	—	—	—	—	—
Vesting of restricted stock units	1,808,422	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(61,718)	—	(99)	—	—	(99)
Stock-based compensation expense	—	—	8,474	—	—	8,474
Net loss	—	—	—	(52,642)	—	(52,642)
Other comprehensive income (loss)	—	—	—	—	1,738	1,738
BALANCE—March 31, 2023	320,401,389	$32	$1,883,764	$(1,361,596)	$(36,630)	$485,570

	Three Months Ended March 31, 2022
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2022	311,473,950	$31	$1,823,344	$(568,611)	$(6,414)	$1,248,350
Exercise of Common Stock options	786,693	—	900	—	—	900
Vesting of restricted Common Stock	84,384	—	—	—	—	—
Vesting of restricted stock units	520,265	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(39,720)	—	(158)	—	—	(158)
Stock-based compensation expense	—	—	9,912	—	—	9,912
Net loss	—	—	—	(69,944)	—	(69,944)
Other comprehensive income (loss)	—	—	—	—	(11,035)	(11,035)
BALANCE—March 31, 2022	312,825,572	$31	$1,833,998	$(638,555)	$(17,449)	$1,178,025

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(52,642)	$(69,944)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	13,433	12,883
Stock-based compensation	9,313	9,912
Amortization (accretion) of discount on investments	(382)	413
Amortization of deferred costs on convertible notes	183	—
Provision for bad debt	179	419
Loss on disposal of property and equipment	519	2
Net increase (decrease) in accrued interest related to marketable securities	(8)	949
Net unrealized (gain) loss on equity investment	402	1,700
Deferred tax benefit	(557)	(1,256)
Change in fair value of contingent consideration	—	(114)
Foreign currency transaction (gain) loss	(25)	195
Changes in operating assets and liabilities:
Accounts receivable	2,792	9,489
Inventory	(6,892)	(15,506)
Prepaid expenses and other current assets	(4,664)	(4,087)
Other assets	991	(210)
Accounts payable	(3,011)	(1,333)
Accrued expenses and other current liabilities	878	(3,391)
Customer deposits	705	2,980
Current portion of deferred revenue	1,127	721
Change in right of use assets and lease liabilities, net	(1,493)	(108)
Other liabilities	1,806	12
Net cash used in operating activities	(37,346)	(56,274)
Cash flows from investing activities:
Purchases of property and equipment	(1,011)	(4,074)
Proceeds from sale of property and equipment	3,071	6
Purchase of marketable securities	(4,973)	—
Proceeds from sales and maturities of marketable securities	64,840	98,625
Cash paid for acquisitions, net of cash acquired	(500)	(23)
Net cash provided by investing activities	61,427	94,534
Cash flows from financing activities:
Proceeds from the exercise of stock options	597	900
Payment of taxes related to net share settlement upon vesting of restricted stock units	(99)	(158)
Repayment of loans	(250)	(43)
Net cash provided by financing activities	248	699
Effect of exchange rate changes on cash, cash equivalents and restricted cash	217	(349)
Net increase (decrease) in cash, cash equivalents, and restricted cash	24,546	38,610
Cash, cash equivalents, and restricted cash at beginning of period	81,913	68,258
Cash, cash equivalents, and restricted cash at end of period	$106,459	$106,868

Supplemental disclosures of cash flow information

Reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total shown in the condensed consolidated statements of cash flows:

Cash and cash equivalents	$101,252	$103,590
Restricted cash included in other current assets	4,595	2,166
Restricted cash included in other noncurrent assets	612	1,112
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$106,459	$106,868

Supplemental cash flow information:
Interest paid	$—	$—
Taxes paid	$—	$—

Non-cash investing and financing activities:
Net unrealized (gain) loss on investments	$(189)	$(12)
Additions to right of use assets and lease liabilities	$1,531	$7,784
Purchase of property and equipment included in accounts payable	$183	$313
Purchase of property and equipment included in accrued expense	$32	$—
Transfers from property and equipment to inventory	$275	$1,721

Transfers from PP&E to Asset Held-For-Sale	$6,040	$—
Transfers from inventory to property and equipment	$1,067	$605

Non-GAAP Financial Information

This press release contains non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA.

●	We define non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, acquisition-related and integration costs, and inventory step-up adjustments
●	We define non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, inventory step-up adjustments, and acquisition-related and integration costs
●	We define non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, inventory step-up adjustments, acquisition-related and integration costs, and change in fair value of investments
●	We define non-GAAP operating expense as GAAP operating expense excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, and acquisition-related and integration costs including in operating expenses
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes, and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding change in fair value of investments, inventory step-up adjustments, stock-based compensation, restructuring, and acquisition-related and integration costs

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results. Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts.

Set forth below is a reconciliation of each non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2023	2022
GAAP gross margin	$(1,364)	$(1,328)
Stock-based compensation included in cost of sales(1)	680	487
Amortization of acquired intangible assets included in cost of sales	6,927	5,990
Restructuring expense in cost of sales	717	—
Acquisition-related and integration costs included in cost of sales	479	1,138
Inventory step-up adjustment in cost of sales	—	1,181
Non-GAAP gross margin	$7,439	$7,468

GAAP operating loss	$(52,317)	$(69,479)
Stock-based compensation(2)	9,313	9,912
Amortization of acquired intangible assets	10,442	9,784
Restructuring expense	3,618	—
Inventory step-up adjustment in cost of sales	—	1,181
Acquisition-related and integration costs	1,406	3,986
Non-GAAP operating loss	$(27,538)	$(44,616)

GAAP net loss	$(52,642)	$(69,944)
Stock-based compensation(2)	9,313	9,912
Amortization of acquired intangible assets	10,442	9,784
Restructuring expense	3,618	—
Inventory step-up adjustment in cost of sales	—	1,181
Acquisition-related and integration costs	1,406	3,986
Change in fair value of investments	179	1,700
Non-GAAP net loss	$(27,684)	$(43,381)

(1) Includes $0.2 million and $0.0 million of liability-award stock-based compensation expense for the three months ended March 31, 2023 and 2022, respectively.

(2) Includes $1.6 million and $0.0 million of liability-award stock-based compensation expense for the three months ended March 31, 2023 and 2022, respectively.

DESKTOP METAL, INC.

NON-GAAP OPERATING EXPENSE RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2023	2022
GAAP operating expenses	$50,953	$68,151
Stock-based compensation included in operating expenses(1)	(8,633)	(9,425)
Amortization of acquired intangible assets included in operating expenses	(3,515)	(3,794)
Restructuring expense included in operating expenses	(2,901)	—
Acquisition-related and integration costs included in operating expenses	(927)	(2,848)
Non-GAAP operating expenses	$34,977	$52,084

(1) Includes $1.6 million and $0.0 million of liability-award stock-based compensation expense for the three months ended March 31, 2023 and 2022, respectively.

DESKTOP METAL, INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2023	2022
Net loss attributable to common stockholders	$(52,642)	$(69,944)
Interest (income) expense, net	811	(32)
Income tax expense (benefit)	(557)	(1,256)
Depreciation and amortization	13,433	12,883
EBITDA	(38,955)	(58,349)
Change in fair value of investments	179	1,700
Inventory step-up adjustment	—	1,181
Stock-based compensation expense(1)	9,313	9,912
Restructuring expense	3,618	—
Acquisition-related and integration costs	1,406	3,986
Adjusted EBITDA	$(24,439)	$(41,570)

(1) Includes $1.6 million and $0.0 million of liability-award stock-based compensation for the three months ended March 31, 2023 and 2022, respectively.